DEFINED CONTRIBUTION PENSION	12 Months Ended
Dec. 31, 2023
DEFINED CONTRIBUTION PENSION
DEFINED CONTRIBUTION PENSION

11.    DEFINED CONTRIBUTION PENSION:

The Company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the Company in an independently administered fund. The pension cost charge represents contributions payable by the Company to the fund. Pension cost is included in the consolidated statements of operations as follows:

	Year Ended December 31,
(in thousands)	2023	2022
Research and development	$90	$108
Selling, general and administration	65	52
Total	$155	$160

As of December 31, 2023, there was $5 thousand owed to the pension scheme that is recorded under accounts payable and accrued expenses on the consolidated balances sheets. As of December 31, 2022, there was $1 thousand owed to the pension scheme.